UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 24, 2018

BUFFALO WILD WINGS, INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-24743	31-1455915
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Wayzata Boulevard, Suite 1600 Minneapolis, Minnesota	55416
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   952-593-9943

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b 2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.
As previously announced, Buffalo Wild Wings, Inc., a Minnesota corporation (“BWW” or the “company”), entered into an Agreement and Plan of Merger, dated as of November 27, 2017 (the “merger agreement”), with Arby’s Restaurant Group, Inc., a Delaware corporation (“Arby’s”), and IB Merger Sub I Corporation, a Minnesota corporation and a wholly owned subsidiary of Arby’s (“Merger Sub”), pursuant to which, among other things, it is proposed that Arby’s will acquire BWW for $157.00 per share in an all-cash transaction in which Merger Sub will merge with and into BWW, with BWW as the surviving corporation (the “merger”).
The company is making the following supplemental disclosures to the definitive proxy statement on Schedule 14A (the “proxy statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) by the company on December 28, 2017. The following supplemental disclosures should be read in conjunction with the proxy statement, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the proxy statement, the information contained herein supersedes the information contained in the proxy statement. Defined terms used but not defined herein have the meanings set forth in the proxy statement.
Supplemental Disclosures
The table on page 43 of the proxy statement is deleted in its entirety and replaced with the following table:

	2017 EV/EBITDA	2018 EV/EBITDA	2017 P/E	2018 P/E
Selected Companies
Bloomin’ Brands, Inc.	7.1x	7.1x	13.7x	13.3x
BJ’s Restaurants, Inc.	8.1x	7.3x	23.9x	21.4x
Brinker International, Inc.	6.8x	6.9x	10.2x	9.9x
The Cheesecake Factory Incorporated	8.8x	8.6x	17.2x	17.0x
Cracker Barrel Old Country Store, Inc.	9.4x	9.0x	17.2x	16.5x
Darden Restaurants, Inc.	10.2x	9.4x	18.8x	17.1x
Dave & Buster’s Entertainment, Inc.	8.9x	7.9x	19.6x	18.0x
Red Robin Gourmet Burgers, Inc.	6.7x	6.2x	22.2x	18.5x
Texas Roadhouse, Inc.	11.6x	10.7x	25.0x	22.8x
Range	6.7x-11.6 x	6.2x-10.7x	10.2x-25.0x	9.9x-22.8x
Median	8.8x	7.9x	18.8x	17.1x
Company
Projections	8.0x	8.2x	23.4x	21.9x
IBES	8.2x	7.9x	23.6x	21.0x
Merger Consideration ($157.00)
Projections	10.3x	10.5x	31.4x	29.4x
IBES	10.5x	10.1x	31.6x	28.2x
The final paragraph on page 43 of the proxy statement is deleted in its entirety and replaced with the text below:
Illustrative Discounted Cash Flow Analysis. Using our projections, Goldman Sachs performed an illustrative discounted cash flow analysis of the company. Using discount rates ranging from 7.50% to 8.50%, reflecting estimates of our weighted average cost of capital, Goldman Sachs discounted to present value as of September 24, 2017 (1) estimates of unlevered free cash flow for the company from September 24, 2017 through December 26, 2021 as reflected in our projections and (2) a range of illustrative terminal values for the company, which were calculated by applying perpetuity growth rates ranging from 2.50% to 3.50%, to a terminal year estimate of the free cash flow to be generated by the company, as reflected in our projections (which analysis implied terminal year exit LTM EV/EBITDA multiples ranging from 6.9x to 10.4x). Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including our target capital structure weightings, the cost of long-term debt, future applicable marginal cash tax rate and a beta for the company, which beta Goldman Sachs derived by reviewing the historical beta of the company and the selected companies, as well as certain financial metrics for the United States financial markets generally. In addition, stock based compensation expense was treated as a cash expense for purposes of determining unlevered free cash flow. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account our projections and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs derived ranges of illustrative enterprise values for the company by adding the ranges of present values it derived as described above. Goldman Sachs then subtracted, from the range of illustrative enterprise values it derived for the company, the amount of net debt and noncontrolling interests as of September 24, 2017 of $394 million and $(0.6) million, respectively, in each case, as per our latest reported figures to derive a range of illustrative equity values for the company. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of the company, as provided by our management, to derive a range of illustrative implied present values per share ranging from $111 to $167.
The following is added after the third sentence in the last paragraph on page 46 of the proxy statement:
During the two-year period ended November 27, 2017, the Investment Banking Division of Goldman Sachs has not been engaged by us or our affiliates to provide financial advisory or underwriting services for which Goldman Sachs has received compensation. During the two-year period ended November 27, 2017, the Investment Banking Division of Goldman Sachs has not been engaged by Arby’s to provide financial advisory or underwriting services for which Goldman Sachs has received compensation.
The following new disclosure supplements the proxy statement:
On January 5, 2018, Brian Pascual filed a purported class action complaint in the United States District Court for the District of Minnesota in an action styled Brian Pascual, Individually and On Behalf of All Others Similarly Situated v. Buffalo Wild Wings, Inc., et al., No. 18-cv-0047, asserting a claim for violations of Section 14(a) of the Exchange Act against the Company and our directors and a claim for violation of Section 20(a) of the Exchange Act against our directors. Among other things, the complaint alleges that the company and our directors disseminated a materially misleading proxy statement and seeks certain additional disclosures in the proxy statement.

After careful review and consideration, the company has concluded that the lawsuit is without merit, that the proxy statement disclosed all material information required to be disclosed therein, and that the additional disclosures requested by the plaintiff are not required. However, solely to eliminate the burden and expense of further litigation, the company has agreed to make the supplemental disclosures related to the merger set forth in this Current Report on Form 8-K and to reimburse the plaintiff for certain legal fees and expenses. As a result of such supplemental disclosures, the plaintiff has concluded that the claims in the lawsuit have been mooted and will dismiss the lawsuit with prejudice. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures set forth herein.

Cautionary Note Regarding Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the merger, including the risks that (a) the merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the merger agreement, (c) other conditions to the consummation of the merger under the merger agreement may not be satisfied, (d) all or part of Arby’s financing may not become available, and (e) the significant limitations on remedies contained in the merger agreement may limit or entirely prevent BWW from specifically enforcing the obligations of Arby’s under the merger agreement or recovering damages for any breach by Arby’s; (2) the effects that any termination of the merger agreement may have on BWW or its business, including the risks that (a) BWW’s stock price may decline significantly if the merger is not completed, (b) the merger agreement may be terminated in circumstances requiring BWW to pay Arby’s a termination fee of $74 million, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the merger; (3) the effects that the announcement or pendency of the merger may have on BWW and its business, including the risks that as a result (a) BWW’s business, operating results or stock price may suffer, (b) BWW’s current plans and operations may be disrupted, (c) BWW’s ability to retain or recruit key employees may be adversely affected, (d) BWW’s business relationships (including, customers, franchisees and suppliers) may be adversely affected, or (e) BWW’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the merger agreement places on BWW’s ability to operate its business, return capital to shareholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the merger and instituted against BWW and others; (6) the risk that the merger and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors; and (8) other factors described under the heading “Risk Factors” in Part I, Item 1A of BWW’s Annual Report on Form 10-K for the fiscal year ended December 25, 2016, as updated or supplemented by subsequent reports that BWW has filed or files with the SEC. Potential investors, shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Neither Arby’s nor BWW assumes any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.
Additional Information and Where to Find It; Participants in the Solicitation
In connection with the merger, BWW has filed and will file relevant materials with the SEC, including the proxy statement. The definitive proxy statement, any other relevant documents, and all other materials filed with the SEC concerning BWW are (or, when filed, will be) available free of charge at http://www.sec.gov and http://ir.buffalowildwings.com. Shareholders should read carefully the proxy statement and any other relevant documents that BWW files with the SEC when they become available before making any voting decision because they will contain important information.
BWW, its directors and executive officers are, and certain employees may be, deemed to be participants in the solicitation of proxies from shareholders in connection with the merger. Information regarding the names of such persons and their respective interests in the merger, by securities holdings or otherwise, are set forth in the proxy statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUFFALO WILD WINGS, INC.

Date: January 24, 2018	By	/s/ Emily C. Decker
Emily C. Decker
Senior Vice President, General Counsel and Secretary

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